Ordinary Shares	6 Months Ended
Mar. 31, 2025
Ordinary Shares [Abstract]
ORDINARY SHARES
13.	ORDINARY SHARES

Ordinary Shares

The Company was established as an exempted company under the laws of Cayman Islands on March 1, 2022. The authorized number of ordinary shares was 50,000 with par value of $1 per share. The Company issued 50,000 shares to the shareholders at par value $1 per share.

On April 6, 2023, the shareholders of the Company unanimously passed resolutions effecting the subdivision of the Company’s authorized and issued share capital and the adoption of the amended and restated memorandum of association, pursuant to which, (1) the Company effectuated a 1:2000 share subdivision, whereupon the Company’s authorized share capital was amended from $50,000 divided into 50,000 shares of par value $1.00 each to $50,000 divided into 100,000,000 ordinary shares of par value $0.0005 each; and (2) immediately after the share subdivision, the shareholders voluntarily surrendered, on a pro rata basis, a total of 87,500,000 ordinary shares of a par value of $0.0005 each, after which, the Company had an aggregate of 12,500,000 ordinary shares issued and outstanding.

On August 26, 2024 and August 29, 2024, the Company closed its IPO and the sale of the over-allotment shares, respectively. The Company issued and sold a total of 2,091,942 ordinary shares, including 91,942 shares pursuant to the underwriter’s exercise of its over-allotment option, at a price of $4.00 per share. The Company received net proceeds from the IPO of approximately $5,404,654, after deducting underwriting discounts and other related expenses, and reimbursing its PRC subsidiaries certain for expenses they had advanced in connection with the IPO.

On February 5, 2025, at the 2024 annual general meeting of shareholders (the “AGM”) of the Company, the shareholders of the Company passed resolutions to (i) increase the Company’s authorized share capital; (ii) re-designate and re-classify the Company’s authorized share capital; and (iii) adopt amended and restated memorandum and articles of association to reflect the share capital increase, the share re-designation and re-classification, and the terms of the re-designated and re-classified shares of the Company. As a result, immediately following the AGM, the Company’s authorized share capital was increased, and re-designated and re-classified from $50,000 divided into 100,000,000 ordinary shares of par value $0.0005 each to $250,000 divided into 400,000,000 Class A ordinary shares of par value $0.0005 each (each, a “Class A ordinary share,” and, collectively, the “Class A ordinary shares”), with each Class A ordinary share entitled to one vote, and 100,000,000 Class B ordinary shares of par value $0.0005 each (each, a “Class B ordinary share,” and, collectively, the “Class B ordinary shares”), with each Class B ordinary share entitled to 20 votes. Class A ordinary shares and Class B ordinary shares shall have equal dividend rights. Subject to the share capital re-designation, on April 8, 2025, the Company issued an aggregate of 7,592,500 Class B ordinary shares to three shareholders, and repurchased an equivalent number of Class A ordinary shares from such shareholders.

Subscription receivable

As of March 31, 2025 and September 30, 2024, subscription receivable on the consolidated balance sheets represented the unrecovered consideration of 12,500,000 Class A ordinary shares issued by the Company.